Fees Summary	Dec. 02, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 21,891,448.93
Previously Paid Amount	0
Total Fee Amount	3,023.21
Total Offset Amount	0
Net Fee	$ 3,023.21